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                                                                    Exhibit 10.7

                                                               EXECUTION VERSION

                          AMENDED AND RESTATED GUARANTY

     THIS AMENDED AND RESTATED GUARANTY ("Guaranty"), dated as of March 30, 2007, is made by DDI CORP., a Delaware corporation ("DDi"), DDI INTERMEDIATE HOLDINGS CORP., a California corporation ("Intermediate"), DDI CAPITAL CORP., a California corporation ("Capital"), LAMINATE TECHNOLOGY CORP., a Delaware Corporation ("Laminate"), DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS, a Colorado corporation ("Colorado"), DYNAMIC DETAILS TEXAS, LLC, a Delaware limited liability company ("Texas"), DDI-TEXAS INTERMEDIATE PARTNERS II, L.L.C., a Delaware limited liability company ("DTIP"), DDI-TEXAS INTERMEDIATE HOLDINGS II, L.L.C., a Delaware limited liability company ("DTIH"), and DYNAMIC DETAILS, L.P., a Delaware limited partnership ("DDLP" and together with Laminate, DDi, Intermediate, Capital, Colorado, Texas, DTIP, DTIH and Sales (as defined below), are sometimes collectively referred to herein as, "Original Guarantors" and Original Guarantors together with Laminate, Sovereign Inc. and Sovereign Flex are sometimes collectively referred to as, "Guarantors" and individually as a "Guarantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (in such capacity, "Agent") for the benefit of Agent and lenders ("Lenders") from time to time party to the Credit Agreement (as defined below).

                                    RECITALS

     A. Dynamic Details, Incorporated, a California corporation ("Details"), Dynamic Details Incorporated, Virginia, a Delaware corporation ("Virginia"), Dynamic Details Incorporated, Silicon Valley, a Delaware corporation ("Valley" and together with Details, Virginia and Laminate are sometimes collectively referred to herein as, "Original Borrowers"), DDi Sales Corp., a Delaware corporation ("Sales") Sovereign Circuits, Inc., an Ohio corporation ("Sovereign Inc."), Sovereign Flex Products LLC, an Ohio limited liability company ("Sovereign Flex" and together with Sovereign Inc., Details, Valley, Virginia and Sales are collectively referred to herein as, "Borrowers"), Guarantors, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement as the same may be amended, restated, supplemented or otherwise modified from time to time (including all annexes, exhibits and schedules thereto, the "Credit Agreement") which amends and restates in its entirety the Credit Agreement (as amended) (the "Original Credit Agreement") dated as of March 30, 2004 and entered into by and among Original Borrowers, Guarantors, Agent and Lenders (the "Loan Parties").

     B. Pursuant to the Credit Agreement, Lenders have agreed to extend certain additional financial accommodations to or for the direct or indirect benefit of Borrowers and Guarantors and to maintain and make Loans under the Original Credit Agreement.

     C. Guarantors, directly or indirectly, are either the record and beneficial owners of all the shares of Stock of Borrowers, or the wholly-owned subsidiaries of Borrowers.

     D. Guarantors will derive substantial direct and indirect economic benefit if Lenders and Agent enter into the Credit Agreement and agree to make the financial accommodations provided for therein.

                                                   AMENDED AND RESTATED GUARANTY
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     E. Lenders are willing to enter into the Credit Agreement and to make the financial accommodations to Borrowers and Guarantors as provided in the Credit Agreement, but only upon the condition, among others, that each Guarantor shall have executed and delivered this Guaranty. This Guaranty amends and restates in its entirety the Guaranty (the "Original Guaranty") dated as of March 30, 2004 and entered into by the Loan Parties in favor of Agent and Lenders to secure the Obligations (as defined in the Original Guaranty). These recitals shall be construed as part of this Guaranty.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the receipt and sufficiency of which is hereby acknowledged, and to induce Agent and Lenders to enter into the Credit Agreement, it is agreed as follows:

1. DEFINITIONS.

     Capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, unless otherwise defined herein.

     References to this "Guaranty" shall mean this Guaranty, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guaranty as the same may be in effect at the time such reference becomes operative.

2. THE GUARANTY.

     2.1. Guaranty of Guaranteed Obligations of Borrowers. Each Guarantor hereby jointly and severally unconditionally guarantees to Agent and Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations of Borrowers (hereinafter the "Guaranteed Obligations"). Guarantors agree that this Guaranty is a guaranty of payment and performance and not of collection, and that their obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

          (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, any other Loan Document or any other agreement, document or instrument to which any Credit Party and/or Guarantors are or may become a party;

          (b) the absence of any action to enforce this Guaranty or any other Loan Document or the waiver or consent by Agent and/or Lenders with respect to any of the provisions thereof;

          (c) the existence, value or condition of, or failure to perfect its Lien against, any Collateral for the Guaranteed Obligations or any action, or the absence of any action, by Agent in respect thereof (including, without limitation, the release of any such security);

          (d) the insolvency of any Credit Party; or

          (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;


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it being agreed by each Guarantor that its obligations under this Guaranty shall not be discharged until the Termination Date. Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations.

     2.2. Demand by Agent or Lenders. In addition to the terms of the Guaranty set forth in SECTION 2.1 hereof, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time, the outstanding principal amount of the Guaranteed Obligations under the Credit Agreement (including all accrued interest thereon) is declared to be immediately due and payable, then Guarantors shall, without demand, pay to the holders of the Guaranteed Obligations the entire outstanding Guaranteed Obligations due and owing to such holders. Payment by Guarantors shall be made to Agent in immediately available Federal funds to an account designated by Agent or at the address set forth herein for the giving of notice to Agent or at any other address that may be specified in writing from time to time by Agent, and shall be credited and applied to the Guaranteed Obligations.

     2.3. Enforcement of Guaranty. In no event shall Agent have any obligation (although it is entitled, at its option) to proceed against any Borrower or any other Credit Party or any Collateral pledged to secure Guaranteed Obligations before seeking satisfaction from any or all of the Guarantors, and Agent may proceed, prior or subsequent to, or simultaneously with, the enforcement of Agent's rights hereunder, to exercise any right or remedy which it may have against any Collateral, as a result of any Lien it may have as security for all or any portion of the Guaranteed Obligations.

     2.4. Waiver. In addition to the waivers contained in SECTION 2.1 hereof, Guarantors waive, and agree that they shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantors of their Guaranteed Obligations under, or the enforcement by Agent or Lenders of, this Guaranty. Guarantors hereby waive diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in any Borrower's financial condition or any other fact which might increase the risk to Guarantors) with respect to any of the Guaranteed Obligations or all other demands whatsoever and waive the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Guarantors represent, warrant and jointly and severally agree that, as of the date of this Guaranty, their obligations under this Guaranty are not subject to any offsets or defenses against Agent or Lenders or any Credit Party of any kind. Guarantors further jointly and severally agree that their obligations under this Guaranty shall not be subject to any counterclaims, offsets or defenses (other than the prior termination of this Guaranty in accordance with SECTION 6.7 hereof) against Agent or any Lender or against any Credit Party of any kind which may arise in the future.

     2.5. Benefit of Guaranty. The provisions of this Guaranty are for the benefit of Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any Credit Party and Agent or Lenders, the obligations of any Credit Party under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, indorsed or assigned by Agent or any Lender to any Person or Persons in accordance with the terms of the Credit Agreement, any reference to "Agent" or "Lender" herein shall be deemed to refer equally to such Person or Persons.


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     2.6. Modification of Guaranteed Obligations, Etc. Each Guarantor hereby acknowledges and agrees that Agent and Lenders may at any time or from time to time, with or without the consent of, or notice to, Guarantors or any of them, in accordance with the terms of the Loan Documents:

          (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

          (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

          (c) amend or modify, in any manner whatsoever, the Loan Documents;

          (d) extend or waive the time for any Credit Party's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

          (e) take and hold Collateral for the payment of the Guaranteed Obligations guaranteed hereby or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which Agent or Lenders have been granted a Lien, to secure any Obligations;

          (f) release anyone who may be liable in any manner for the payment of any amounts owed by Guarantors or any Credit Party to Agent or any Lender;

          (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Guarantor or any Credit Party are subordinated to the claims of Agent and Lenders; and/or

          (h) apply any sums by whomever paid or however realized to any amounts owing by any Guarantor or any Credit Party to Agent or any Lender in such manner as Agent or any Lender shall determine in its discretion;

and Agent and Lenders shall not incur any liability to Guarantors as a result thereof, and no such action shall impair or release the Guaranteed Obligations of Guarantors or any of them under this Guaranty.

     2.7. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Credit Party or any Guarantor for liquidation or reorganization, should any Credit Party or any Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Credit Party's or such Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Agent or any Lender, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.


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     2.8. Waivers Under Statutes. Each Guarantor expressly acknowledges that:

          (a) If any Borrower defaults in the payment or performance of the Obligations and such Guarantor pays to Agent or any Lender all or part of the Obligations, such Guarantor would have a right to proceed against such Borrower to the extent of the Obligations so paid by such Guarantor and to have the benefit of any Lien held by Agent or such Lender for the Obligations to the extent of the Obligations so paid by such Guarantor. Such right is commonly known as the "right of subrogation";

          (b) If an Event of Default occurs, Agent or any Lender, among other things, may enforce any Lien upon any interest in real property (any such Lien, a "Real Property Lien"), by means of judicial action or by nonjudicial action commonly known as a "nonjudicial foreclosure," "trustee's sale" or "power of sale foreclosure";

          (c) If an Event of Default occurs and Agent or any Lender enforces any Real Property Lien by means of a nonjudicial foreclosure, trustee's sale or power of sale foreclosure, such Guarantor's right of subrogation to proceed against such Borrower would be extinguished by the operation of California Code of Civil Procedure ("CCP") Section 580d or any other comparable provisions of any other state, and, in such case, such Guarantor might have a defense against payment under this Guaranty; and

          (d) If any Borrower so defaults and Agent or any Lender enforces any Real Property Lien by means of judicial action, such Guarantor's right to proceed against such Borrower might be limited by the operation of CCP
     Section 580a or any other comparable provisions of any other state, in which case such Guarantor might have a complete or partial defense against payment under this Guaranty.

     Nevertheless, each Guarantor expressly, knowingly and intentionally waives any and all rights and defenses (to the extent not prohibited under applicable law) arising out of an election of remedies by Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Obligations, has destroyed such Guarantor's rights of subrogation and reimbursement against any Borrower by the operation of Section 580d of the CCP or otherwise, or any other comparable provisions of any other state.

     2.9. Waiver of Subrogation, Etc. Notwithstanding anything to the contrary in this Guaranty, or in any other Loan Document, each Guarantor hereby:

          (a) expressly and irrevocably waives to the extent not prohibited under applicable law, on behalf of itself and its successors and assigns (including any surety), any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to a guarantor against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any Person, and which such Guarantor may have or hereafter acquire against any Credit Party in connection with or as a result of such Guarantor's execution, delivery and/or performance of this Guaranty, or any other documents to which such Guarantor is a party or otherwise; and

          (b) acknowledges and agrees (i) that this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise effect any Guarantor's liability hereunder or the enforceability of this Guaranty, and
     (ii) that Agent, Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this SECTION 2.9 and the benefit afforded them under this SECTION 2.9 shall survive payment in full of the Guaranteed Obligations.


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     2.10. Election of Remedies. If Agent may, under applicable law, proceed to realize benefits under any of the Loan Documents giving Agent and Lenders a Lien upon any Collateral owned by any Credit Party, either by judicial foreclosure or by non-judicial sale or enforcement, Agent may, at its sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, Agent shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Credit Party, whether because of any applicable laws pertaining to "election of remedies" or the like, Guarantors hereby consent to such action by Agent and waive any claim based upon such action, even if such action by Agent shall result in a full or partial loss of any rights of subrogation which Guarantors might otherwise have had but for such action by Agent. Any election of remedies which results in the denial or impairment of the right of Agent to seek a deficiency judgment against any Credit Party shall not impair each Guarantor's obligation to pay the full amount of the Guaranteed Obligations. In the event Agent shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Agent may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by Agent but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent and Lenders might otherwise be entitled but for such bidding at any such sale.

     2.11. Cross-Collateralization. Each Guarantor's obligations and liabilities to Agent, for the benefit of Agent and Lenders, under this Guaranty shall be secured by any and all Collateral or in which Agent or any Lender is now or hereafter granted a Lien pursuant to any Collateral Documents from any Guarantor to Agent or any Lender.

     2.12. Funds Transfers. If any Guarantor shall engage in any transaction as a result of which any Borrower is required to make a mandatory prepayment with respect to the Guaranteed Obligations under the terms of the Credit Agreement (including (a) any issuance or sale of such Guarantor's Stock or (b) any sale of its assets, in each case as permitted thereunder), such Guarantor shall distribute to, or make a contribution to the capital of, one or more of the Borrowers an amount equal to the mandatory prepayment required under the terms of the Credit Agreement.

3. DELIVERIES.

     In a form satisfactory to Agent, Guarantors shall deliver to Agent, concurrently with the execution of this Guaranty and the Credit Agreement, the Loan Documents and other instruments, certificates and documents as are required to be delivered by Guarantors to Agent under the Credit Agreement.

4. FURTHER ASSURANCES.

     Each Guarantor agrees, upon the written request of Agent or any Lender, to execute and deliver to Agent or such Lender, from time to time, any additional instruments or documents reasonably considered necessary by Agent or such Lender to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.


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5. PAYMENTS FREE AND CLEAR OF TAXES.

     All payments required to be made by each Guarantor hereunder shall be made to Agent and Lenders free and clear of, and without deduction for, any and all present and future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (a) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 5) Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (b) such Guarantor shall make such deductions, and (c) such Guarantor shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, each applicable Guarantor shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof. Each Guarantor shall jointly and severally indemnify and, within ten (10) days of demand therefor, pay Agent and each Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this SECTION 5) paid by Agent or such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

6. AMENDMENT AND RESTATEMENT.

          (a) Effective as of the date of this Guaranty (the "Restatement Date"), the Original Guaranty is hereby amended, restated and superseded in its entirety. The parties hereto acknowledge and agree that (i) this Guaranty executed and delivered in connection with the Credit Agreement and the other Loan Documents does not constitute a novation, payment or termination of the "Guaranteed Obligations" (as defined in the Original Guaranty) under the Original Guaranty as in effect prior to the Restatement Date; (ii) such "Guaranteed Obligations" are in all respects continuing with only the terms thereof being modified as provided in the Credit Agreement; (iii) the grant of security interest in, and lien on the Collateral as granted under the Original Security Agreement securing payment of such "Guaranteed Obligations" is in all respects continuing and in full force and the Collateral secures the payment of the Guaranteed Obligations (as defined in this Guaranty) and such grant is hereby fully ratified and affirmed; and (iv) upon the effectiveness of this Guaranty, all "Obligations" referred to in the Original Guaranty immediately before the effectiveness of this Guaranty will be part of the Guaranteed Obligations (as defined in this Guaranty) on the terms and conditions set forth in this Guaranty.

          (b) Notwithstanding the modifications effected by this Guaranty of the representations, warranties and covenants of any Guarantor contained in the Original Guaranty, such Guarantor acknowledges and agrees that any causes of action or other rights created in favor of Agent and Lenders and their respective successors arising out of the representations, warranties and covenants of such Guarantor contained in or delivered in connection with the Original Guaranty or any other Loan Document executed in connection therewith shall survive the execution and delivery of this Guaranty.

          (c) All indemnification obligations of the Original Guarantors arising under the Original Guaranty (including any arising from a breach of the representations thereunder) shall survive the amendment and restatement of the Original Guaranty.


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7. OTHER TERMS.

     7.1. Entire Agreement. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the loans and advances under the Loan Documents and/or the Guaranteed Obligations.

     7.2. Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

     7.3. Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     7.4. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified at the addresses set forth on Annex I to the Credit Agreement, or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three days after the same shall have been deposited with the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this SECTION 6.4), (iii) one Business Day after deposit with a reputable overnight carrier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger.

     7.5. Successors and Assigns. This Guaranty and all obligations of Guarantors hereunder shall be binding upon the successors and assigns of each Guarantor (including a debtor-in-possession on behalf of such Guarantor) and shall, together with the rights and remedies of Agent, for itself and for the benefit of Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions permitted under the Credit Agreement of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of Agent and Lenders hereunder. Guarantors may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty, except as otherwise expressly permitted by the Credit Agreement.

     7.6. No Waiver; Cumulative Remedies; Amendments. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent, for itself and the ratable benefit of Lenders, of any right or remedy hereunder on any one occasion shall not be construed as a bar to


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any right or remedy which Agent would otherwise have had on any future occasion.
No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Guaranty may be waived, altered, modified, supplemented or amended except by an instrument in writing, duly executed by Agent and Guarantors.

     7.7. Termination. This Guaranty is a continuing guaranty and shall remain in full force and effect until the Termination Date. Upon payment in full in cash and performance in full of the Guaranteed Obligations (other than indemnification obligations), Agent shall deliver to Guarantors such documents as Guarantors may reasonably request to evidence such termination.

     7.8. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall collectively and separately constitute one and the same agreement.

     7.9. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY, CITY OF LOS ANGELES, STATE OF CALIFORNIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG GUARANTORS, AGENT AND LENDERS PERTAINING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND GUARANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF LOS ANGELES COUNTY; PROVIDED, FURTHER, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL

ADDRESSED TO SUCH GUARANTOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH GUARANTOR'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.

     7.10. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES HERETO WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES HERETO DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATED HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS AND GUARANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO

     7.11. Limitation on Guaranteed Obligations. Notwithstanding any provision herein contained to the contrary, each Guarantor's liability hereunder shall be limited to an amount not to exceed as of any date of determination the greater of:

          (a) the net amount of all Loans and other extensions of credit (including Letters of Credit) advanced under the Credit Agreement and directly or indirectly re-loaned or otherwise transferred to, or incurred for the benefit of, such Guarantor, plus interest thereon at the applicable rate specified in the Credit Agreement; or

          (b) the amount which could be claimed by the Agent and Lenders from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor under SECTION 6.10.

     7.12. Contribution with Respect to Guaranteed Obligations.

          (a) To the extent that any Guarantor shall make a payment under this Guaranty of all or any of the Guaranteed Obligations (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by the other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor's "Allocable Amount" (as defined below) (in effect immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all of Guarantors in effect immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

          (b) As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

          (c) This SECTION 6.10 is intended only to define the relative rights of Guarantors and nothing set forth in this SECTION 6.10 is intended to or shall impair the obligations of Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

          (d) The rights of the parties under this SECTION 6.10 shall be exercisable upon the full and indefeasible payment in full in cash of the Guaranteed Obligations (other than indemnification obligations) and the termination of the Credit Agreement and the other Loan Documents.

          (e) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of any Guarantor to which such contribution and indemnification is owing.

                          [Remained of Page Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date first above written.

"GUARANTORS"

DDi CORP.                               DDi INTERMEDIATE HOLDINGS CORP.


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief
       Financial Officer                       Financial Officer


DDi CAPITAL CORP.                       LAMINATE TECHNOLOGY CORP.


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief
       Financial Officer                       Financial Officer


DYNAMIC DETAILS TEXAS, LLC              DDi-TEXAS INTERMEDIATE HOLDINGS II,
                                        L.L.C.


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief
       Financial Officer                       Financial Officer


DDi-TEXAS INTERMEDIATE PARTNERS II,     DYNAMIC DETAILS, L.P.
L.L.C.
                                        By: DDi-TEXAS INTERMEDIATE PARTNERS II,
                                            L.L.C., its General Partner


By: /S/ SALLY L. GOFF                   By: /S/ SALLY L. GOFF
    ---------------------------------       ------------------------------------
Name: Sally L. Goff                     Name: Sally L. Goff
Title: Vice President & Chief           Title: Vice President & Chief
       Financial Officer                       Financial Officer

DYNAMIC DETAILS INCORPORATED,
COLORADO SPRINGS


By: /S/ SALLY L. GOFF
    ---------------------------------
Name: Sally L. Goff
Title: Vice President & Chief
       Financial Officer

Accepted as of March 30, 2007:


"AGENT"

GENERAL ELECTRIC CAPITAL CORPORATION


By: /S/ PHILIP CARFORA
    ---------------------------------
    Philip Carfora
    Duly Authorized Signatory